Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Petco Health and Wellness Company, Inc. (the “Company”) for the year ended February 3, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Michael Mohan, Interim Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2024	By:	/s/ R. Michael Mohan
R. Michael Mohan
Interim Chief Executive Officer (Principal Executive Officer)